UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-PH/2374245.2

Item 1.01

Entry into a Material Definitive Agreement.

On February 15, 2006, Blue Ridge Real Estate Company (the “Company”), through its wholly owned subsidiary Oxbridge Square Shopping Center, LLC (the “Seller”), entered into an agreement with Stoltz Real Estate Partners, LLC (the “Buyer”), whereby the Seller agrees to sell and convey, and the Buyer agrees to purchase and acquire from Seller, all of Seller’s right, title and interest to the Oxbridge Square Shopping Center (the “Shopping Center”) located in Richmond, Virginia (the “Agreement”).

Pursuant to the Agreement, Buyer will purchase the Shopping Center, and all personal property and service contracts associated therewith, for the sum of $15,200,000 (the “Purchase Price”), payable on the later of (a) 30 days following the expiration of the due diligence period or (b) the delivery from Laureate Realty Services, Inc. (“Lender”) of a consent to transfer of a promissory note, dated June 2, 1998, executed in favor of Lendor in the original principal amount of $4,517,500 (the “Promissory Note”).  The due diligence period extends for 30 calendar days from February 15, 2006, unless extended for an additional 30 day period in accordance with the terms of the Agreement.  In addition, the Buyer is required to make a $200,000 deposit into an escrow account, which is payable to Seller on the day of closing.  Closing of the proposed sale of the Shopping Center is contingent upon, among other things, the Buyer’s assumption of the outstanding balance of the Seller’s obligations under the Promissory Note and the execution of a guaranty by Company in favor of Buyer.

The Agreement also contains customary representations and warranties, as well as standard closing conditions and termination provisions.

The foregoing is only a summary of the Agreement.  You are urged to read the Agreement in its entirety for a more complete description of the terms and conditions of the Agreement.  A copy of the Agreement is attached hereto as Exhibit 2.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

2.1	Agreement, dated February 15, 2006, between Oxbridge Square Shopping Center, LLC and Stoltz Real Estate Partners, LLC

1-PH/2374245.2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: February 28, 2006	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement, dated February 15, 2006, between Oxbridge Square Shopping Center, LLC and Stoltz Real Estate Partners, LLC

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